UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2011
BRIGHTPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-12845	35-1778566

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

7635 Interactive Way, Suite 200, Indianapolis, Indiana	46278

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (317) 707-2355

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Compensatory arrangements of certain officers.
     On February 11, 2011, upon the recommendation of the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), the Board took the following actions regarding its executive officers’, including its Chief Executive Officer’s, compensation for fiscal years 2010 and 2011:
A. Award of 2010 Performance-Based Cash Bonuses, Performance-Based Equity and Discretionary Cash and Equity Awards:
     Pursuant to the terms of the 2010 Executive Bonus and Equity Program, the two components of the target award for both the performance-based cash bonus award and the performance based equity bonus award are pre-determined financial and strategic goals.
     The cash bonus that an executive officer could earn under the 2010 Executive Bonus Program is determined based upon achievement of the predetermined financial and strategic goals. Each executive officer, excluding the chief executive officer, may earn: (1) between zero and twenty-five percent (25%) of base salary depending on the achievement of pre-determined strategic goals; and (2) between zero and thirty-seven and one half percent (37.5%) (with a target of twenty-five percent (25%) of base salary) of base salary depending on the achievement of Company and regional goals with respect to adjusted income from continuing operations. The regional presidents’ financial goals are based upon the Company achieving its overall goal of adjusted income from continuing operations (weighted at seventy-five percent (75%)) and on whether the regional President’s specific region achieves its goal of adjusted income from continuing operations (weighted at twenty-five percent (25%)). Achievement of financial goals by all executives other than regional Presidents is based solely on whether the Company achieves its overall target for adjusted income from continuing operations without regard to regional performance. The cash bonus that the chief executive officer may earn is 1) between zero and fifty percent (50%) of base salary depending on the achievement of pre-determined strategic goals and (2) between zero and seventy-five percent (75%) (with a target of fifty percent (50%) of base salary) of base salary depending on the achievement of the Company’s goals with respect to adjusted income from continuing operations.
     The Committee determined that the Company achieved the maximum performance criteria for the financial metrics resulting in 150% of the target award for the Company financial component of the cash bonus program. The Committee also determined that the EMEA region achieved the maximum performance with respect to the Regional financial component of the cash bonus program resulting in 150% of the target award for the Regional financial component of the cash bonus program and that the Asia-Pacific and Americas Regions achieved performance resulting in 100% of the target award for the Regional financial component of the cash bonus program. Finally, the Committee also determined that 100% of the strategic goals were achieved resulting in 100% of the target award for the strategic component of the cash bonus program being earned. Since these financial and strategic goals were achieved, the Committee also determined that the Company’s executive officers should each receive 100% of his potential performance based equity, which was granted as restricted stock units (“RSUs”) under the Company’s 2004 Long-Term Incentive Plan (the “Plan”).

The following table sets forth the performance-based cash and equity bonus awards for 2010:

		Performance
		Goal
		Achievement
		RSUs
		Awarded for
	Performance Goal Achievement	Fiscal 2010
Executive Officer	Cash Bonus for Fiscal Year 2010	(1)
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	$1,125,000	216,644
J. Mark Howell, President, Americas	$344,375	99,725
Anthony Boor, Executive Vice President, Chief Financial Officer and Treasurer	$334,375	91,988
Steven E. Fivel, Executive Vice President, General Counsel and Secretary	$273,594	75,267
R. Bruce Thomlinson, President Asia Pacific	AUS$393,857	98,708
Jac Currie, Chief Information Officer	$305,781	67,297
Anurag Gupta President, Europe, Middle East and Africa	$296,875	64,477

(1)	The performance based RSUs will vest as to one-third each on February 19, 2011, February 19, 2012 and February 19, 2013.

     The executive officers set forth below also each received, as a result of the Committee’s determination that Company exceeded all performance objectives and that the individual executives had performed exceptionally well during the 2010 fiscal year, discretionary cash and equity awards (the equity awards being granted as RSUs under the Plan) for 2010. The discretionary awards are set forth below:

		Discretionary
		RSUs Awarded
		for Fiscal 2010
Executive Officer	Discretionary Cash Awarded for Fiscal 2010	(1)
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	$0	78,802
J. Mark Howell, President, Americas	$150,000	15,760
Anthony Boor, Executive Vice President, Chief Financial Officer and Treasurer	$100,000	7,880
Steven E. Fivel, Executive Vice President, General Counsel and Secretary	$100,000	0
R. Bruce Thomlinson, President Asia Pacific	$50,000	11,820
Jac Currie, Chief Information Officer	$50,000	11,820
Anurag Gupta President, Europe, Middle East and Africa	$100,000	15,760

(1)	These discretionary RSUs will vest as to one-third each on February 11, 2012, February 11, 2013 and February 11, 2014.

B. 2011 Compensation.
     As a result of the continued strong efforts of the executive officers and their ongoing contributions to the Company’s success, the Board voted to increase the base salary for all senior executive officers. The Base Salary effective in 2011 for each of the Company’s executive officers is set forth below:

REVISED BASE
EXECUTIVE OFFICER	SALARY
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	$990,000
J. Mark Howell, President, Americas	$650,000
Anthony Boor, Executive Vice President, Chief Financial Officer and Treasurer	$550,000
Steven E. Fivel, Executive Vice President, General Counsel and Secretary (1)	$437,750
R. Bruce Thomlinson, President, Asia Pacific	AUS $675,000
Jac Currie, Chief Information Officer	$510,000
Anurag Gupta President, Europe, Middle East and Africa	$550,000

(1)	As a result of Mr. Fivel’s previously disclosed resignation as Executive Vice President, General Counsel and Secretary of the Company that will be effective on February 28, 2011, his base salary for 2011, which will only be paid on a prorated basis through February 28, 2011, remains unchanged from 2010.

     The Committee recommended approval of and the Board approved the 2011 Executive Bonus and Equity Program (the “Program”). The Program will continue to use adjusted income from continuing operations as the Financial Target metric and will evaluate the achievement of certain strategic goals, as set forth in the Program, as the Strategic Target goals to determine cash and equity bonus payments. The target bonus opportunities available to certain senior executive officers under the Program are as follows:

Adjusted Income from
Continuing
Operations (AICO)
		from 75% to 99% of	AICO from 100% to
		Operating Plan	124% of Operating	AICO of 125% or more
		Goal:	Plan Goal:	of Operating Plan Goal:
	Target Bonus	50% of AICO Target	100% of AICO Target	150% of AICO Target
Executive Officer (1)	Opportunity	Opportunity Earned (2)	Opportunity Earned (2)	Opportunity Earned (2)
Robert J.	100% of Base	Bonus	Bonus	Bonus
Laikin, Chairman of	Salary -	Opportunity:	Opportunity:	Opportunity:
the Board and Chief	$990,000	$742,500	$990,000	$1,237,500
Executive Officer
J. Mark Howell,	50% of Base	Bonus	Bonus	Bonus
President,	Salary -	Opportunity:	Opportunity:	Opportunity:
Americas	$325,000	$243,750	$325,000	$406,250
Anthony Boor,	50% of Base	Bonus	Bonus	Bonus
Executive Vice	Salary -	Opportunity:	Opportunity:	Opportunity:
President, Chief	$275,000	$206,250	$275,000	$343,750
Financial Officer and Treasurer
R. Bruce	50% of Base	Bonus	Bonus	Bonus
Thomlinson,	Salary -	Opportunity:	Opportunity:	Opportunity:
President, Asia Pacific	AUS $337,500	AUS $253,125	AUS $337,500	AUS $421,875
Jac Currie, Chief	50% of Base	Bonus	Bonus	Bonus
Information Officer	Salary -	Opportunity:	Opportunity:	Opportunity:
	$255,000	$191,250	$255,000	$318,750
Anurag Gupta	50% of Base	Bonus	Bonus	Bonus
President, Europe,	Salary -	Opportunity:	Opportunity:	Opportunity:
Middle East and Africa	$275,000	$206,250	$275,000	$343,750

(1)	Mr. Fivel is not included in the above table as, in connection with his resignation, he will not be eligible to receive an award under the 2011 Executive Bonus Program.

(2)	Assumes one hundred percent (100%) achievement of strategic goals.

     The Board approved, upon the recommendation of the Committee, the continued offering, as part of the overall compensation program, of the 2011 Executive Equity Program that is administered in accordance with the Plan. On February 11, 2011, the Company’s executive officers were granted the following performance based RSUs. The grants made pursuant to the 2011 Executive Equity Program are subject to forfeiture, in whole or in part, if the Company does not achieve certain performance goals, as determined by the Committee, weighted as follows: (i) adjusted income from continuing operations (up to 50%) and (ii) strategic goals (up to 50%). If any or all of the performance goals are not achieved, then the corresponding percentage of the RSUs granted would be forfeited. Those RSUs no longer subject to forfeiture vest in three equal annual installments beginning with the first one-third vesting on the first anniversary of the grant, subject to, and in accordance with the Plan and the RSU agreements entered into between the Company and the grantee.

	Target
	Equity
	Award
	(Up to % of
	Base
Name and Position (1)	Salary)	Number of RSUs
Robert J. Laikin, Chairman of the Board and Chief Executive Officer	250%	195,035
J. Mark Howell, President, Americas	150%	76,832
Anthony Boor, Executive Vice President, Chief Financial Officer and Treasurer	150%	65,012
R. Bruce Thomlinson(2), President Asia Pacific, Middle East and Africa	150%	79,787
Jac Currie, Chief Information Officer	125%	50,236
Anurag Gupta, President Europe, Middle East and Africa	150%	65,012

(1)	Mr. Fivel is not included in the above table as, in connection with his resignation, he will not be eligible to receive an award under the 2011 Executive Equity Program.

(2)	Mr. Thomlinson’s equity target was converted by using an exchange rate of 1 AUS$=$.99367 as of January 30, 2011.
C. Directors Compensation.
     On November 9, 2010, upon the recommendation of the Corporate Governance and Nominating Committee of the Board, the Board approved an increase of $15,000 in the annual retainer paid to each Independent Director, thereby increasing the annual retainer for each Independent Director to $135,000 per year to be paid entirely in cash. The Board also approved the continued payment of additional cash compensation to the Chairs of the Audit, Compensation and Human Resources and Corporate Governance and Nominating Committees in the amounts of $80,000, $30,000 and $30,000, respectively. The Lead Independent Director will continue to receive an annual cash retainer of $250,000, but will not be eligible to receive any additional compensation for Board service, including serving as Chair of a committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHTPOINT, INC. (Registrant)
By:	/s/ Anthony W Boor
Anthony W. Boor
Executive Vice President, Chief Financial Officer and Treasurer

Date: February 16, 2011